Business Combination (Details) - Schedule of tiberius net assets acquired $ in Thousands	12 Months Ended
Dec. 31, 2022 USD ($)
Schedule Of Tiberius Net Assets Acquired Abstract
Cash proceeds received	$ 120,821
Less: liabilities assumed in the form of the Public Warrants (12,750,000 Public Warrants at fair value of USD 0.53 per warrant)	(6,807)
Net assets acquired	$ 114,014